THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of October 5, 2005 (the “Effective Date”), by and among Brush Engineered Materials Inc., an Ohio corporation (the “Company”), the other Borrowers (as defined in the Credit Agreement (as defined below)), the other Loan Parties (as defined in the Credit Agreement), the Lenders (as defined in the Credit Agreement), and JPMorgan Chase Bank, N.A., (successor by merger to Bank One, NA), a national banking association (the “Agent”).

WHEREAS, the Company, the other Borrowers, the other Loan Parties, the Lenders, and the Agent entered into a certain Credit Agreement dated as of December 4, 2003, as amended by that certain First Amendment to Credit Agreement entered into on March 1, 2004 and that certain Second Amendment to Credit Agreement entered into on December 22, 2004 (as amended, and as may from time to time be further amended, restated, modified, or supplemented, the “Credit Agreement”);

WHEREAS, the Company, the other Borrowers, the other Loan Parties, the Lenders, and the Agent desire to amend certain provisions of the Credit Agreement as set forth in and pursuant to the terms and conditions of this Amendment; and

WHEREAS, the defined terms used but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

NOW, THEREFORE, for valuable consideration received to their mutual satisfaction, the parties hereby agree as follows:

1. Amendment to Section 6.1. Section 6.1(f) of the Credit Agreement is hereby amended by deleting the text “$20,000,000” contained therein and replacing it with the text “$15,000,000.”

2. Amendment to Section 6.10. Section 6.10 of the Credit Agreement is hereby amended by deleting the text “$40,000,000” contained therein and replacing it with the text “$20,000,000.”

3. Amendment to Section 6.20. Section 6.20(g) of the Credit Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

(g) other Investments not to exceed $2,500,000 each, and $7,500,000 in the aggregate during the term of this Agreement; provided, however, that the foregoing $2,500,000 limitation on each Investment shall not apply and the $7,500,000 aggregate limitation for all Investments shall be deemed to be $20,000,000 as long as Availability equals or exceeds $15,000,000 immediately prior to and immediately after giving effect to any such Investment;

4. Amendment to Section 6.20. Section 6.20(h) of the Credit Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

(h) Acquisitions in which the cash portion of the purchase price does not exceed $2,500,000 per Acquisition and $7,500,000 in the aggregate for all Acquisitions during any Fiscal Year (it being understood that there shall be no limit on Acquisitions using common stock of the Company); provided, however, that the foregoing $2,500,000 limitation on each Acquisition and the $7,500,000 aggregate limitation for Acquisitions shall not apply as long as (i) Availability equals or exceeds $15,000,000 and (ii) the Leverage Ratio does not exceed 3.50 to 1.00, in each case, immediately prior to and immediately after giving effect to any such Acquisition;

5. Amendment to Section 6.25. Section 6.25(a) of the Credit Agreement is hereby amended by deleting the text “$20,000,000” contained therein and replacing it with the text “$15,000,000.”

6. Amendment to Section 6.29. Section 6.29(b) of the Credit Agreement is hereby amended by deleting the text “$20,000,000” contained therein and replacing it with the text “$15,000,000.”

7. Representations and Warranties. Each Loan Party represents and warrants to the Agent and the Lenders that (a) it has the power and authority and legal right to execute and deliver this Amendment, (b) the execution and delivery by such Loan Party of this Amendment, and the performance of its obligations hereunder, have been duly authorized by proper proceedings, and (c) this Amendment constitutes a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and except as the same may be subject to general principles of equity.

8. Fees and Expenses. The Company hereby agrees to reimburse the Agent for any and all out-of-pocket costs, fees and expenses incurred in connection with this Amendment, including, without limitation, attorney’s fees.

9. General Terms. This Amendment shall be effective as of the Effective Date. Except as specifically amended herein, directly or by reference, all of the terms and conditions set forth in the Credit Agreement are confirmed and ratified, and shall remain as originally written. This Amendment shall be construed in accordance with the laws of the State of Ohio, without regard to principles of conflict of laws. The Credit Agreement and all other Loan Documents shall remain in full force and effect in all respects as if the unpaid balance of the principal outstanding, together with interest accrued thereon, had originally been payable and secured as provided for therein, as amended from time to time and as modified by this Amendment. Nothing herein shall affect or impair any rights and powers which the Company, any other Borrower, any Loan Party, any Lender or the Agent may have under the Credit Agreement and any and all other Loan Documents. Headings and footers in this Amendment are for convenience of reference only and shall not govern the interpretation of any of the provisions of this Amendment.

10. No Effect. The parties hereto agree that this Amendment shall in no manner affect or impair the liens and security interests evidenced by the Credit Agreement and/or any other instruments evidencing, securing or related to the Obligations.

11. Counterparts; Facsimile Signatures. This Amendment may be executed in counterparts and all such counterparts shall constitute one agreement binding on all the parties, notwithstanding that the parties are not signatories to the same counterpart. The parties may execute this Amendment by facsimile, and all such facsimile signatures shall have the same force and effect as manual signatures delivered in person.

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IN WITNESS WHEREOF, the Company, the other Borrowers, the Lenders and the Agent have executed this Amendment as of the date first above written.

BORROWERS:

BRUSH ENGINEERED MATERIALS INC.	BEM SERVICES, INC.
By: /s/ Gary W. Schiavoni	By:/s/ Michael C. Hasychak

Name: Gary W. Schiavoni	Name: Michael C. Hasychak

Title: Assistant Treasurer and Assistant Secretary	Title: Vice President, Treasurer and Secretary

BRUSH INTERNATIONAL, INC. By: /s/ Gary W. Schiavoni	BRUSH WELLMAN INC. By: /s/ Michael C. Hasychak

Name: Gary W. Schiavoni	Name: Michael C. Hasychak

Title: Secretary	Title: Vice President, Treasurer and Secretary

ZENTRIX TECHNOLOGIES INC. By: /s/ Gary W. Schiavoni	BRUSH RESOURCES INC. By: /s/ Michael C. Hasychak

Name: Gary W. Schiavoni	Name: Michael C. Hasychak

Title: Treasurer and Assistant Secretary	Title: Treasurer

BRUSH CERAMIC PRODUCTS INC. By: /s/ Gary W. Schiavoni	CIRCUITS PROCESSING TECHNOLOGY, INC. By: /s/ Michael C. Hasychak

Name: Gary W. Schiavoni	Name: Michael C. Hasychak

Title: Treasurer and Assistant Secretary	Title: Chief Financial Officer and Secretary

TECHNICAL MATERIALS, INC. By: /s/ Gary W. Schiavoni	WILLIAMS ADVANCED MATERIALS INC. By: /s/ Michael C. Hasychak

Name: Gary W. Schiavoni	Name: Michael C. Hasychak

Title: Assistant Treasurer and Assistant Secretary	Title: Vice President, Secretary and Treasurer

WILLIAMS ACQUISITION, LLC By: /s/ Gary W. Schiavoni

Name: Gary W. Schiavoni

Title: Secretary

SINGAPORE BORROWER:

BRUSH WELLMAN (SINGAPORE) PTE
LTD.

By: /s/ Tony Ong Wee Swez
Name: Tony Ong Wee Swez
Title: Managing Director

LENDERS:

JPMORGAN CHASE BANK, N.A.

Individually, as the Agent, a Lender and LC Issuer

By: /s/ Linda Skinner
Name: Linda Skinner
Title: Vice President

LASALLE BANK NATIONAL ASSOCIATION
as a Lender

By: /s/ Patrick F. Dunphy
Name: Patrick F. Dunphy
Title: First Vice President

RZB FINANCE LLC

as a Lender

By: /s/ Christoph Hoedl
Name: Christoph Hoedl
Title: Vice President

By: /s/ John A. Valiska
Name: John A. Valiska
Title: First Vice President

THE CIT GROUP/BUSINESS CREDIT, INC.

as a Lender

By: /s/ Mark J. Long
Name: Mark J. Long
Title: Vice President

FIFTH THIRD BANK
as a Lender

By: /s/ Kenneth A. Horner
Name: Kenneth A. Horner
Title: Vice President

UPS CAPITAL CORPORATION

as a Lender

By: /s/ John P. Holloway
Name: John P. Holloway
Title: Director of Portfolio Management